Exhibit 99.1
DEYU AGRICULTURE CORP.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2011 and the year ended December 31, 2010 of Deyu Agriculture Corp. (“DEYU”) give effect to the control termination of Beijing Jundaqianyuan Investment Management Co. Ltd. (“Junda”), Jinzhong Longyue Investment Consultancy Services Co. Ltd.(“Longyue”) and their majority-owned and wholly-owned subsidiaries, including Deyufarm Innovation Food (Beijing) Co. Ltd. (“Deyufarm”), Sichuan Haoliangxin Instant Food Co., Ltd. and Beijing Xinggu Deyufarm Food Co. Ltd. (collectively referred to as the “VIE Group”) as if the control termination had occurred on January 1, 2010. The following unaudited pro forma condensed consolidated balance sheet at September 30, 2011 gives effect to the control termination as if it had occurred on September 30, 2011.

DEYU AGRICULTURE CORP.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011

	DEYU	Less: VIE Group		Pro Forma DEYU

Net revenue	$180,097,288	$(7,263,516	)(b),(e)	$172,833,772
Cost of goods sold	(149,325,484)	5,792,972	(b),(e)	(143,532,512)
Gross Profit	30,771,804	(1,470,544)		29,301,260

Selling expenses	(11,214,800)	3,026,763	(b)	(8,188,037)
General and administrative expenses	(6,480,419)	2,081,768	(b)	(4,398,651)
Total Operating Expense	(17,695,219)	5,108,531		(12,586,688)

Operating income	13,076,585	3,637,987		16,714,572
Other Expense	(429,592)	14,979	(b),(e)	(414,613)
Income before income taxes	12,646,993	3,652,966		16,299,959
Income tax benefit	932,984	(961,943	)(b)	(28,959)
Net income	13,579,977	2,691,023		16,271,000
Add: Net loss attributable to noncontrolling interest	740,308	(742,242	)(d)	(1,934)
Income from continuing operations attributable to the controlling interests	14,320,285	1,948,781		16,269,066
Preferred stock dividends	(313,550)	-		(313,550)
Net income from continuing operations available to common stockholders	$14,006,735	$1,948,781		$15,955,516

Net income per common share - basic	$1.33			$1.52
Net income per common share - diluted	$1.15			$1.30
Weighted average number of common shares outstanding - basic	10,514,243			10,514,243
Weighted average number of common shares outstanding - diluted	12,481,313			12,481,313

See notes to unaudited pro forma condensed consolidated financial statements.

DEYU AGRICULTURE CORP.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010

	DEYU	Less: VIE Group		Pro Forma DEYU

Net revenue	$89,175,633	$(3,642,120	)(b),(e)	$85,533,513
Cost of goods sold	(66,921,540)	3,312,548	(b),(e)	(63,608,992)
Gross Profit	22,254,093	(329,572)		21,924,521

Selling expenses	(7,047,808)	766,040	(b)	(6,281,768)
General and administrative expenses	(4,129,458)	575,459	(b)	(3,553,999)
Other operating expenses	(73,860)	-		(73,860)
Total Operating Expense	(11,251,126)	1,341,499		(9,909,627)

Operating income	11,002,967	1,011,927		12,014,894
Other Income (Expense)	(336,454)	(5,770)	(b)	(342,224)

Income before income taxes	10,666,513	1,006,157		11,672,670
Income tax benefit	1,163,461	(249,676	)(b)	913,785
Net income	11,829,974	756,481		12,586,455
Preferred stock dividends	(327,721)	-		(327,721)
Net income from continuing operations available to common stockholders	$11,502,253	$756,481		$12,258,734

Net income per common share - basic	$1.36			$1.45
Net income per common share - diluted	$1.15			$1.23
Weighted average number of common shares outstanding - basic	8,445,880			8,445,880
Weighted average number of common shares outstanding - diluted	10,249,041			10,249,041

See notes to unaudited pro forma condensed consolidated financial statements.

DEYU AGRICULTURE CORP.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2011

	DEYU	Less: VIE Group		Pro Forma DEYU

Assets
Current Assets
Cash and cash equivalents	$25,636,892	$(459,900	)(a)	$25,176,992
Accounts receivable, net	31,164,420	(2,707,844	)(a)	28,456,576
Due from related parties	245,048	-		245,048
Inventory	27,202,345	(762,979	)(a),(e)	26,439,366
Other current assets	19,964,214	(2,948,687	)(a)	17,015,527
Total Current Assets	104,212,919	(6,879,410)		97,333,509

Goodwill	1,088,761	(1,088,761	)(a)	-
Total Long-term assets	26,647,100	(3,562,749	)(a)	23,084,351
Total Assets	$131,948,780	$(11,530,920)		$120,417,860

Liabilities and Stockholders' Equity

Current Liabilities
Short-term loan	$12,130,292	$-		$12,130,292
Note payables	28,491,690	-		28,491,690
Due to related parties	13,679,210	(7,215,334	)(a)	6,463,876
Other current liabilities	14,109,874	(5,044,509	)(a)	9,065,365
Total Current Liabilities	68,411,066	(12,259,843)		56,151,223

Stockholders' Equity
Series A convertible preferred stock, $.001 par value, 10,000,000 shares authorized, 1,997,467 shares outstanding.	1,997	-		1,997
Common stock, $.001 par value; 75,000,000 shares authorized, 10,544,774 shares issued and outstanding.	10,545	-		10,545
Additional paid-in capital	20,316,201	(896,921	)(c)	19,419,280
Other comprehensive income	4,005,787	143,239	(c),(e)	4,149,026
Retained earnings	36,391,869	3,820,363	(c),(e)	40,212,232
Total Stockholders' Equity	60,726,399	3,066,681		63,793,080
Noncontrolling Interest	2,811,315	(2,337,758	)(d)	473,557
Total Liabilities and Stockholders' Equity	$131,948,780	$(11,530,920)		$120,417,860

See notes to unaudited pro forma condensed consolidated financial statements.

DEYU AGRICULTURE CORP.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
STATEMENTS

Note 1: Basis of Presentation

The unaudited pro forma condensed consolidated financial statements of DEYU have been compiled from its consolidated financial statements prepared in accordance with the U.S. GAAP and reflect the control termination of the VIE Group.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the accompanying notes, the consolidated financial statements and notes thereto included in DEYU’s Annual Report on Form 10-K for the year ended December 31, 2010 and DEYU’s Quarterly Report on Form 10-Q for the period ended September 30, 2011. In management’s opinion, all adjustments necessary to reflect the control termination and related transactions have been made.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of what DEYU’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor do they purport to represent DEYU’s results of operations or financial position for any future period.

Note 2: Description of Transactions

On December 20, 2011, Detian Yu Biotechnology (Beijing) Co. Ltd. (“Detian Yu”), one of DEYU’s wholly-owned subsidiaries entered into a series of termination agreements with each of Junda, Longyue and their shareholders, pursuant to which Detian Yu gave up the control management of the business activities of Junda and Longyue. According to the termination agreements, each side agreed to terminate the contractual arrangements entered into on November 16, 2010, including:

•     Exclusive Management and Consulting Service Agreements, through which Detian Yu shall provide to each of Junda and Longyue management consulting services in relation to the business of Junda and Longyue in exchange for 35% of the net income after taxes of Junda and Longyue every fiscal year.

•     Business Cooperation Agreements, through which Detian Yu shall provide business cooperation opportunities and services including clients, cooperation partners and market information in the fields of grain processing, sales and financing to each of Junda and Longyue in exchange for cooperation fees and commissions from each of Junda and Longyue equal to 65% of the net income after tax of each of Junda and Longyue in every fiscal year.

 •     Business Operations Agreements, through which Detian Yu has exclusive authority of all decision-making of ongoing operations, including establishing compensation levels and hiring and firing of key personnel. In order to ensure normal operations of Junda and Longyue, Detian Yu agrees to act as the guarantor and provide guarantee on the performance of the obligations of Junda and Longyue under all contracts executed by Junda and Longyue.

 •     Share Pledge Agreements, through which the shareholders of Junda and Longyue have agreed to pledge all of their respective equity interests in Junda or Longyue (as the case may be) as security for the performance of all of the obligations or debts under the Exclusive Management and Consulting Service Agreements and Business Cooperation Agreements assumed by Junda and Longyue, and under a counter-guarantee to all the payments made by Detian Yu for the performance of the guarantees assumed by Detian Yu under the Business Operation Agreements.

 •     Powers of Attorney, signed by each of the shareholders of Junda and Longyue, authorizing designees appointed by Detian Yu to exercise all of their respective voting rights as shareholders.

Note 3: Unaudited Pro Forma Adjustments to Condensed Consolidated Financial Statements

(a) Reflects the elimination of assets and liabilities associated with the VIE Group, as defined in the opening explanatory note of this exhibit.

(b) Reflects the elimination of income and expenses associated with the VIE Group.

(c) Reflects the elimination of equities associated with the VIE Group.

(d) Reflects the elimination of the noncontrolling interest related to SBCVC’s 35.71% equity interest in Deyufarm, and associated net loss attributable to noncontrolling interest.

(e) Reflects the adjustments of intercompany transactions between DEYU and the VIE Group that were previously eliminated.